TSA 403(B) GROUP ANNUITY CONTRACT APPLICATION

                           All Forms Required For Use

          APPLICATION FOR THE ENROLLMENT OF A NEW EQUI-VEST STRATEGIES
                                 GROUP CONTRACT
                           ERISA INFORMATION STATEMENT
                    STATEMENT OF UNDERSTANDING AND AGREEMENT
                            APPLICATION INSTRUCTIONS

GENERAL INSTRUCTIONS
PART A -SECTION I
This Employer Application contains the forms you need to successfully complete a PLAN'S enrollment in an EQUI-VEST Program. The information will apply to all participants in the plan.

1. TYPE OF 403(B) PLAN: Select one type only. This item must be completed in all cases.
     ERISA INFORMATION: Please indicate whether or not the Plan is subject to ERISA.

2.   EMPLOYER NAME AND ADDRESS: Complete in all cases.

3. EMPLOYER'S TAX IDENTIFICATION NUMBER: Complete in all cases. This will be the Federal Identification Number (FID) of the employer.

4.   PLAN'S NAME: Complete in all cases.

5.   VESTING SCHEDULE QUESTION: Complete in all cases.

6.   VESTING SCHEDULE: Complete in all cases.

7.   KEY SERVICE AGENT FINANCIAL PROFESSIONAL'S CODE NO.: Complete in all cases.

8. PLAN EFFECTIVE DATE: Complete in all cases. Indicate the day on which the plan became effective.

9. ADMINISTRATIVE CHARGE INFORMATION: Complete in all cases. Indicate whether or not the Plan wishes to pay the annual administrative charge for its participants, or if the charge, if applicable, should be deducted from the participant's annuity account value on the Participation Date. Note: Plans that elect to pay the annual administrative charge must have a minimum of 5 participants at the time the unit is established.

10. UNALLOCATED ACCOUNT: Please indicate whether or not assets are being transferred to an unallocated ACCOUNT.

11. SOURCES OF CONTRIBUTIONS: Complete in all cases. Each Program will be able to select a maximum of 8 sources.

12. FREQUENCY OF PLAN CONTRIBUTION: Complete this question and the contribution statement frequency in item 3 of Section II. Indicate the frequency with which the plan/location expects to submit contributions to AXA Equitable.
     Note: This frequency will be used in the calculation of the AXA Equitable Financial Professional's commissions.

13. PLAN CONTACT PERSON: Complete in all cases. Indicate the name and telephone number of the person who should be contacted by AXA Equitable for assistance in resolving questions regarding transactions submitted by the plan.

14. LOAN AVAILABILITY: Complete in all cases. Please indicate whether or not the plan allows participants to have loans on their EQUI-VEST Strategies certificates.

15. PLAN APPROVAL REQUIREMENTS: Please inidicate whether or not plan approval is required for certain participants' transactions. This authorization allows participants to transfer monies among the investment options (based on Investment Option choices) and to change allocations for investment of future contributions. If the plan authorizes Participant direction, submit TOPS and/or EQ/Access forms for participants to have the ability to transfer among the investment options via touch-tone telephone or internet.


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16.  INVESTMENT OPTIONS: Please select the investment option, which will be available to plan participants.

17. AUTHORIZED INFORMATION: If Plan approval is required for processing all disbursement transactions, please provide information for the individual authorized to act on behalf of the plan.

18. MAILING INFORMATION: Please indicate whether mailings such as Confirmation Notices and the Statement of Account are to be mailed to the plan or are to be directed to the individual participants within the plan.

[19. INVESTMENT OPTIONS LIMITATION: (2005 Project) Indicate if all investment options under the Contract will be available to participants. If Yes, please indicate the investment options to be made available in Attachment A.]

SECTION II - PLAN LOCATION INFORMATION

DEFINITION OF LOCATION: If the plan has multiple offices and/or will submit separate contribution checks for specific groupings of participants, the plan may identify the offices (or groupings) by designating plan locations. The plan and each location has the option to receive AXA Equitable's Contribution Statements.

1. CONTRIBUTION STATEMENTS: Indicate whether or not the plan location(s) wishes to receive AXA Equitable's Contribution Statements for the purpose of submitting contributions. Please note that if the plan location requests Contribution Statements, the Key Service Representative will also receive a copy of the Statement. If Contribution Statements are required by the Plan /Location, please complete Questions 3 and 4.

2. LOCATION INFORMATION: Please indicate if the location name and/or location address is the same as the information provided in Question 2 of Section I. If the name and/or address are different, please provide the location name and/or address for our records. Contribution Statements, if requested, will be mailed to the location name and address.

NOTE: SECTION II OF THE ENROLLMENT MUST BE SUBMITTED FOR EACH LOCATION DESIGNATED. A COPY OF SECTION II MAY BE REPRODUCED LOCALLY.

3.   INFORMATION FOR THE CONTRIBUTION STATEMENTS:
     a. Contribution Statement Due Date: Indicate the contribution due date for which Contribution Statements are to be produced. The date may range from 1st to the 28th of the month.
     b. Contribution Statement Frequency: Indicate the frequency in which the Contribution Statements are to be produced.
     c. Contribution Statement Sort Option: Indicate the order in which participants are to appear on the Contribution Statement.
     d. Contribution Statement Print Option: Indicate whether or not the contribution amounts are to be printed on the Contribution Statement.

4. PLAN LOCATION CONTACT PERSON: Indicate the name and telephone number of the person to be contacted by AXA Equitable for assistance in resolving questions regarding transactions submitted by the plan.

5A. TRUST AGREEMENT: Indicate whether or not The Group Variable Deferred Flexible Premium Annuity Trust of AXA Equitable Life Insurance Company ("Trust") will be adopted.

5B. TRUST AGREEMENT: Indicate the name of the Contract Holder to be designated on the Contract if other than the Trust indicated in 5a.


2004/403(b)                            2                 Cat. No. 134589 (11/04)

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SECTION III - BASIC INSTALLATION INFORMATION

A. ADMINISTRATION AND FINANCIAL INFORMATION

1.   TYPE OF ORGANIZATION: Please complete for all cases.
2A.  INDICATE the estimated total first year contributions.
2B.  INDICATE the total estimated rollover or transfer contributions.
2C. INDICATE the name of the prior funding institution for any of the rollover or transfer contributions.

B. ERISA INFORMATION STATEMENT

This Section must be reviewed by all AXA Equitable Representatives associated with the sale of the EQUI-VEST Annuity Contract to the plan. Each AXA Equitable Representative must sign this Section as acknowledgement of their understanding of this information.

PART B - CONTRACT PROVISIONS

AGREEMENT:

This Section must be reviewed by the Employer/Trustee of the Plan. The Employer/Trustee and the individual who are authorized to act on behalf of the Plan must sign this section as their acknowledgement and understanding of the purchase of the contract.


2004/403(b)                            3                 Cat. No. 134589 (11/04)

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                      AXA EQUITABLE LIFE INSURANCE COMPANY
                  TSA 403(B) GROUP ANNUITY CONTRACT APPLICATION
                          (Consisting of Parts A and B)

                               Processing Office:
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       EQUI-VEST(R) New Business Lock Box
                                  PO Box 13823
                              Newark, NJ 07188-0823

ENTER THE INFORMATION REQUESTED BELOW.
Contract: Group Annuity Contract No. 2004TSAGAC
PART A--SECTION I - APPLICATION AND AGREEMENT FOR PARTICIPATION IN EQUI-VEST(R) CONTRACT 2004TSAGAC.

EMPLOYER GENERAL INFORMATION: (Print or Type)

1.  Type of EQUI-VEST Program (choose one):
    [ ] TSA 403(b) Public School
    [ ] TSA 501(c)(3)
    [ ] TSA Higher Education (Colleges and Universities)

   Is the plan subject to ERISA?  [ ] Yes        [ ] No
  (Note a governmental entity including a Public School is not subject to ERISA)

2. Employer's Name: _____________________________________________________

                    _____________________________________________________

   Employer's Address:______________________________________________________
                                    Number and Street

                      _____________________________________________________
                                City                State     Zip Code

3. Employer's Tax Identification Number: __________________________________

4. Plan's Name: ____________________________________________________________

5. Does your plan document specify a vesting schedule for Employer contributions?
   [ ] Yes [ ] No


2004/403(b)                            4                 Cat. No. 134589 (11/04)

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6.   Please indicate the vesting schedule for your Plan:

  -------------------- ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
    Period of          Schedule    Schedule   Schedule   Schedule   Schedule   Schedule    Schedule     Schedule
  Vesting Service          A           B           C          D          E          F          G            H
                                                                                                          TBD by
                                                                                                          Client
  -------------------- ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
  [ ]A- Immediate        100%      0%          0%         0%         0%         0%         0%
  [ ]B- One Year       ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
  [ ]C- Two Years                  100%        0%         0%         0%         0%         0%
  [ ]D- Three Years    ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
  [ ]E- Four Years                             100%       0%         0%         0%         20%
  [ ]F- Five Years     ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
      - Six Years                                         100%       0%         0%         40%
  [ ]G- Cliff          ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
  [ ]H- Other                                                        100%       0%         60%
                       ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
                                                                                100%       80%
                       ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------
                                                                                           100%
                       ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------

                       ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------

  -------------------- ----------- ----------- ---------- ---------- ---------- ---------- ----------- -------------

7.   Key Service Financial Professional's Code No:_________________________

8.   Plan Effective Date:            Year_______Month______ Day_________

9.   Administrative Charge Payment: Annual Administrative Charge is to be paid by:
     [ ] Annuitant [ ] Plan
     Note: Plans that elect to pay the annual administrative charge must have a minimum of 5 Participants at the time the unit is established.

10. Are existing Plan assets being transferred to an unallocated account maintained by the Contract until such plan assets can be allocated to the certificates of the participants. [ ]Yes [ ]No

11.  Sources of Contributions:

     Indicate which sources (contribution types) can be made under this plan. A maximum of 8 sources will be available for each plan.

                                                     FOR INTERNAL USE ONLY
i. [ ]Salary Reduction Contributions (Elective Deferral Contributions): O Contributions under a salary reduction agreement that an employee enters into with the Employer under the plan.
       (For periodic contributions and/or transfers from other funding vehicles maintained by the Plan.)
ii. [ ]Qualified Non-Elective and Qualified-Matching Contributions:           V
       Contributions made by the Employer to meet the requirements of the nondiscrimination tests set forth in the Code.
iii.[ ]After Tax Contributions:  Amounts reported by the Employer as having   I
       post-tax consequences under the code.
iv. [ ]Employer matching Contributions: Employer Contributions matching       J
       Employee Contributions under the terms of the Plan.
       (For periodic contributions and/or transfers from other funding vehicles maintained by the Plan.)
v.  [ ]Employer Non-Matching Discretionary Contributions.                     L
vi. [ ]Rollover Contributions: Contributions of eligible rollover distributions directly or indirectly from eligible retirement plans under the Code.
           vi(a) [ ] Retirement Plans (SEPs, SARSEPs, 401(k)s & 403(b)s)      8
                     and/or 401(a) plans & other 403(b)s
           vii.  [ ] Traditional IRA                                          M
           viii. [ ] Governmental 457                                         T
ix. [ ]403(b)(7) Employee Salary Deferrals - Pre Tax - (Direct Transfer       G
       from custodial accounts maintained for the participants by the Plan)


2004/403(b)                            5                 Cat. No. 134589 (11/04)
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x. [ ] 403(b)(7) Employer Contributions - (Direct Transfer from custodial     4
       accounts maintained for the participants by the Plan)

12. Frequency of Plan Contributions:
    [ ]Monthly                  [ ]Semi-Monthly                 [ ]Bi-Weekly

13. Plan Contact Person: ______________________________________________________

    Telephone Number of Contact Person: ______________________extension________

14. Does the plan allow loans to participants? [ ]Yes [ ]No

15. Participants are authorized to execute the following transactions without the Employer's approval:
    Investment Option Transfers                           [ ]Yes        [ ]No
    Allocation Changes                                    [ ]Yes        [ ]No
    Withdrawals (Hardship, Third Party Transfers)         [ ]Yes        [ ]No
    Surrenders (Full termination)                         [ ]Yes        [ ]No

[16.  Investment Options: - Please make ONE of the following selections:
      Participants are permitted to:
     (a) [ ] Make their own investment choices (Either Maximum Transfer Flexibility, or Maximum Investment Option Choice)
     (b) [ ] Have Maximum Transfer Flexibility
     (c) [ ] Have Maximum Investment Option Choice]

17. If Employer's approval is required for any of the items in #15 above, please provide us with the following:

     The individual(s) authorized to approve transaction(s) (i.e. loans, withdrawals etc.) is (are):

     ---------------------------------------         ---------------------------
     Name:                                           Signature:
     ---------------------------------------         ---------------------------
     Telephone Number:                               Effective Date:
     --------------------------------------          ---------------------------
     Name:                                           Signature:
     --------------------------------------          ---------------------------
     Telephone Number:                               Effective Date:

18. Please check the appropriate box for mailing of Confirmation Notices and Statement of Account Reports.

    1.Confirmation Notices should be mailed to the: Participant [ ] Employer [ ] 2.Statement of Account should be mailed to the: Participant [ ] Employer [ ] FMO EXPIRATION DATE NOTICES WILL BE MAILED DIRECTLY TO THE PARTICIPANTS.

[19. Do you wish to limit the number of investment options available under the contract? [ ]Yes [ ]No
     If yes, please elect the investment options you wish to make available in Attachment A.]

2004/403(b)                            6                 Cat. No. 134589 (11/04)

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SECTION II PLAN LOCATION INFORMATION
NOTE: IF PLAN HAS MORE THAN ONE LOCATION, A FULLY COMPLETED SECTION II IS REQUIRED FOR EACH LOCATION DESIGNATED.
1. Does the location request Contribution Statements?               [ ]Yes [ ]No

2. Is the Location Name the same as the Client/Employer Name? [ ]Yes [ ]No Is the Location Address the same as the Client/Employer Address [ ]Yes [ ]No If either the Location Name or Address is different from the Client/Employer Name or Address please complete the following:

 Location Name:   ______________________________________________________________

 Attention of:    ______________________________________________________________

 Location Address:______________________________________________________________
                  Address

                  ______________________________________________________________
                  Number            Street

                  ______________________________________________________________
                  City                                    State    Zip Code

3. Information for the Contribution Statements:

     a. Contribution Due Date (choose the 1st through 28th of the month)
     Month__________         Day ______________
     b. Please indicate the frequency in which Contribution Statements are to be forwarded to you.
        [ ]Monthly       [ ]Semi-Monthly               [ ]Bi-Weekly
     Please note: The contribution frequency does not have to be the same for ALL locations.
     c. Indicate how you wish to have the Contribution Statement produced:
                 [ ]Alphabetical order
                 [ ]Certificate Number order
                 [ ]Social Security Number order

     d. Do you want the contribution amount(s) to be printed on the Contribution Statements? [ ]Yes [ ]No

4.  Location Contact Person:  __________________________________________________

    Location Contact Person's Telephone Number __________________extension______

5a. The Employer and Plan hereby adopt and agree to participate in the Group Variable Deferred Flexible Premium Annuity Trust of AXA Equitable Life Insurance Company ("Trust") its successors and assignees.
     [ ]Yes [ ]No (Note: If yes, the "Trust" will be the Contract Holder.)


2004/403(b)                            7                 Cat. No. 134589 (11/04)

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5b.  If the response to 5a above is no, specify the name of Contract Holder to be designated under the Contract: (check the appropriate box)

     (i)  [ ] The Employer identified in Item 2 above
     (ii) [ ] Other (Please Specify)____________________________________________
                                         Name of the Trust:
     ___________________________________________________________________________
       Address of the Trust:
     ___________________________________________________________________________

FOR PROCESSING USE ONLY:

PLAN ID:_________________LOCATION________________




2004/403(b)                            8                 Cat. No. 134589 (11/04)

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SECTION III

                         BASIC INSTALLATION INFORMATION

A.   Administration and Financial Information

1.   Type of Organization of the Employer:

     [ ]Church Group                [ ]Hospital                    [ ]Healthcare Organization
     [ ]City College/University     [ ]Public School               [ ]State College/University
     [ ]Post-Secondary School       [ ]IRC 501(c)(3) Organization  [ ]Vocational School
     [ ]Governmental Entity
     [ ]Other:____________________________________________________________________________
                                         Please Specify


2. Has the employer's legal counsel and/or advisor determined that there are no local or state laws, rules and/or regulations which prohibit the investment of plan assets in the contracts so indicated on ATTACHMENT A of this form?

3.    Investment Information:
            a. Estimated first year contributions _____________________________
            b. Estimated rollover/transfer contributions_______________________
            c. Name of prior funding organization (for rollovers or transfers)
            ___________________________________________________________________
            ___________________________________________________________________

B. ERISA INFORMATION STATEMENT (Applicable plans subject to ERISA - i.e., generally non-governmental or not a church or part of a church group.)

The U.S. Department of Labor has issued a class exemption (PTE 84-24) with respect to certain transactions involving insurance company products and employee benefit plans subject to ERISA. When applicable, the exemption requires that certain information be provided to the Plan and that the Employer or other appropriate fiduciary acknowledge receipt of the information and approve the transaction. AXA Equitable, AXA Network, LLC ("AXA Network"), AXA Advisors, LLC ("AXA Advisors") and the Financial Professional(s) listed on the Associate Information Form are providing you with this Information Statement, even though this Information Statement may not be required under PTE 84-24 with respect to this transaction. AXA Network is a licensed insurance agency and AXA Advisors is a registered broker-dealer. Each is an affiliate of AXA Equitable. AXAEquitable has retained AXA Network as its general agent and AXA Advisors as its broker-dealer to distribute AXAEquitable Life policies and contracts through the Financial Professionals. Each Financial Professional named is a licensed insurance agent of AXA Network and a registered representative of AXA Advisors and will receive compensation from AXA Network for the sale and servicing of your EQUI-VEST(R) Contract. ("Servicing" does not include record-keeping or administration of the Plan or Trust.) The maximum compensation payable by AXA Network to the Financial Professionals on your EQUI-VEST Contract is shown on Attachment B. AXA Advisors and AXA Network both prohibit Financial Professionals from selling insurance products without first obtaining the consent of AXA Network or AXA Advisors.

2004/403(b)                            9                 Cat. No. 134589 (11/04)


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 FINANCIAL PROFESSIONAL'S NAME        FINANCIAL               CHECK IF SERVICE
                                      PROFESSIONAL'S NUMBER       REPRESENTATIVE

--------------------------------    -------------------        --------------

--------------------------------    -------------------        --------------

--------------------------------    -------------------        --------------

--------------------------------    -------------------        --------------

--------------------------------    -------------------        --------------

--------------------------------    -------------------        --------------



2004/403(b)                            10                Cat. No. 134589 (11/04)


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PART B-CERTAIN CONTRACT PROVISIONS

I.    INVESTMENT OPTIONS - (Contract Section 2.01)

      The Investment Options currently available under the Contract are listed in Attachment A.

      One of the following two methods for selecting your investment options is available under the contract:

      1) Maximum investment options. Participants may allocate contributions or transfer funds to both Type A and Type B investment options. The options currently available are listed in Attachment A (the Investment Options Chart). However, there will be restrictions on the amounts that can be transferred out of the Guaranteed Interest Option.

      2) Maximum transfer flexibility. Participants may allocate contributions to any available investment option other than Type B in the investment options. No restrictions will apply to amounts that can be transferred out of the Guaranteed Interest Option.

II.   WITHDRAWAL CHARGES - (Contract Section 9.01)

      For plans subject to a Withdrawal Charge, each Participation Year, the participant is permitted to withdraw up to 10% of the Annuity Account Value (less any prior withdrawals and associated withdrawal charges in the current Participation Year, and any amount in the Loan Reserve Account) without incurring a Withdrawal Charge.

      The Withdrawal Charge will be assessed at the Participant level starting from the certificate date of each participant as follows:

      [     o     10 Years - 6%, 6%, 6%, 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%, OR
            o     5 Years - 6%, 6%, 6%, 6%, 5%, 0%, OR
            o     None]

      NO WITHDRAWAL CHARGE WILL APPLY WHEN:
      [(STANDARD WAIVERS)
      1) the Participant completes at least 5 Participation years, reaches age 55 and retires or severs from employment;
      2) the later of the completion of at least five Participation Years and the Participant's attainment of 59-1/2,
      3) a request is made for a refund of a Contribution in excess of the amount that may be contributed under Section 403(b) of the Code within one month of the date on which the Contribution is made; or
      4) the Participant's attainment of age 55, the completion of at least five Participation Years and the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase an eligible Annuity Certain, or
      5) the Participant's completion of at least three Participation Years and the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase a Period Certain Annuity, where the certain period of such annuity is least ten years; or
      6) the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase a life annuity distribution, pursuant to the terms of this Contract; or
      7) the Participant dies and a death benefit is payable to the Beneficiary;


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      (BENEFIT SENSITIVE WAIVERS)
      8) the withdrawal is made to satisfy minimum distribution requirements under Code Section 401(a)(9); or
      9) the Participant elects a withdrawal that qualifies as a hardship withdrawal under the Code;
      10) the withdrawal is made to provide an AXA Equitable annuity requested by the Employer;
      11) transfers as permitted by the employer are made to other approved funding vehicles;
      12) the Participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or the Participant is totally disabled. Total disability is the incapacity of the Participant, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and the Participant must continue to be deemed totally disabled.

            Written notice of claim must be given to AXA Equitable during the lifetime of the Participant and during the period of total disability prior to each withdrawal. Along with the notice of claim, the Participant must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that the Participant meets the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possibly to give proof within such time. Provided such proof is furnished as soon as reasonably possible in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

      13) The Participant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:
            - its main function is to provide skilled, intermediate, or custodial nursing care;
            - it provides continuous room and board to three or more persons;
            - it is supervised by a registered nurse or licensed practical nurse;
            -     it keeps daily medical records of each patient;
            -     it controls and records all medications dispensed; and
            - its primary service is other than to provide housing for residents]. The withdrawal charge will apply if the condition as described above in items 11 through 13 above existed at the time the Participant's Certificate is issued or if the condition began within the 12 month period following the issuance of the Participant's Certificate.

      14) AXA Equitable receives proof satisfactory to us that the Participant's life expectancy is six months or less such proof must include, but is not limited to, certification by a licensed physician.

      15)   the Participant severs from employment.]

III.  WITHDRAWAL ADMINISTRATIVE FEE - (Contract Section 9.02)

      Currently $25. AXA Equitable reserves the right to charge a maximum of $65 for each occurrence of a withdrawal for any reason, to cover administrative processing costs.

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IV.   Annual Administrative Charge - (Contract Section 9.03)

      If applicable, the annual administrative charge will be deducted from each certificate on the last day of each participation year as follows:
      o     $30; waived at an annuity account value of $15,000 or more, or
      o     $30; waived at an annuity account value of $25,000 or more, or
      o     $15; waived at an annuity account value of $25,000, or more, or
      o     None

V. VARIABLE SEPARATE ACCOUNT CHARGE - (Contract Section 9.05)

      o     0.25% - 2.00%

APPLICATION AND AGREEMENT: By signature(s) below of duly authorized person(s), the Employer and or the trustee(s) if applicable, hereby:

   1. acknowledge having received and read the Contract and Application (including PARTS A AND B), the Trust Agreement to the trust (if elected), and the Prospectus dated ____________ and the Prospectus Supplement dated____________for participation under the Contract.

   2. acknowledge, understand and accept the various levels of fees, charges, and funding arrangements under the Contract.

   3. acknowledge that the Plan meets the requirements of Section 403(b) of the Internal Revenue Code and is sponsored by an eligible Employer, and further acknowledge if Part A, question 2 so states, that the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA);

   4. apply for participation in the Contract as funding vehicle for the plan;

   5. agree to be bound by the terms and conditions of the Contract;

   6. acknowledge and understand that no Financial Professional of AXA Advisors, LLC, or agent of AXA Network, LLC., has authority to make or modify any contract or agreement on AXA Equitable's behalf, or to waive or alter any of AXA Equitable's rights or requirements; and

   7. acknowledge that the provisions contained in this Application and the Contract issued upon acceptance of this Application by AXA Equitable supercede all prior agreements that may have previously been entered into between the Employer and AXA Equitable.

   8. understand and acknowledge that all forfeiture funds, if any will be re-allocated among remaining participants to offset future Employer contributions.

   9. acknowledge that assets transferred from a prior funding vehicle are received b AXA Equitable, such assets will be deposited as one lump sum to an Unallocated Account in the Guaranteed Interest Option. Assets shall remain in this account until all forms are completed and until all information needed to complete the transfer is received by AXA Equitable. With respect to each Participant, AXA Equitable will allocate amount to each Participant's Certificate only after you provide instructions that are acceptable and necessary in order to complete the allocation process. Once all the necessary information is received and has been determined to be acceptable by


2004/403(b)                            13                Cat. No. 134589 (11/04)

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      AXA Equitable, AXA Equitable will allocate such amounts to each
      Participant's Certificate. You are solely responsible for effectuating the asset transfer in accordance with all applicable laws and regulations.



2004/403(b)                            14                Cat. No. 134589 (11/04)

--------------------------------------------------------------------------------
FOR CONTRACT HOLDER(S):(If the Contract Holder IS the Employer or the Trust as defined in Section II, 5(a) - complete(a) below; if the Contract Holder IS OTHER THAN the Employer or the Trust, complete (a) AND (b) below.)

(A)____________________________________________  ________________  _____________
   PRINT NAME OF AUTHORIZED INDIVIDUAL/EMPLOYER       CITY           STATE

BY______________________________________________________________________________

(B)___________________________________________   ________________  _____________
   PRINT NAME OF AUTHORIZED INDIVIDUAL/TRUSTEE        CITY            STATE

BY______________________________________________________________________________

(B)___________________________________________   ________________  _____________
   PRINT NAME OF AUTHORIZED INDIVIDUAL/TRUSTEE        CITY            STATE

BY_________________________________________________________________________



ACCEPTED FOR AXA EQUITABLE:

__________________________________    BY_____________________________________
Print Name of Authorized Signatory       Signature of Authorized Signatory

EFFECTIVE DATE:________________     CONTRACT NO.:_________________________

A copy of the Contract, the Application, including Parts A and B (including the Contract Charges), and Investment Options Attachment, will be signed by AXA Equitable and returned to the Contract Holder after review. All returned documents will govern the operation of the Contract. Initial contributions will be accepted by AXA Equitable only after installation documents have been approved by AXA Equitable's Processing Office.


2004/403(b)                            15                Cat. No. 134589 (11/04)

ATTACHMENT A

INVESTMENT OPTIONS CHART (FMOS ARE NOT AVAILABLE IN MARYLAND OR WASHINGTON)

--------------------------------------------------------- ---------------------------------------------------------------------
TYPE B                                                    TYPE A

--------------------------------------------------------- ---------------------------------------------------------------------
Fixed Maturity Option (FMO)                               Guaranteed Interest Option
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/ Money Market                                          EQ/Equity 500 Index
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Alliance Intermediate Gov't Securities                 EQ/Alliance Growth & Income
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/ Alliance Quality Bond                                 EQ/Alliance International
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/J.P. Morgan Core Bond EQ                               EQ/Alliance Small Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Premier VIP High Yield                                EQ/Bernstein Diversified Value
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Premier VIP Core Bond                                 EQ/JP Morgan Value Opportunities
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Conservative-Plus Allocation                          EQ/MFS Emerging Growth Companies
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Conservative Allocation                               EQ/Emerging Markets Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/FI Small/Mid Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Mercury Basic Value Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Alliance Premier Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Evergreen Omega
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/MFS Investors Trust
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian Research
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian U.S. Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Calvert Socially Responsible
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Marsico Focus
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Janus Large Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/FI Mid Cap
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian International
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Mercury International Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Small Company Index
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Aggressive Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Moderate-Plus Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Moderate Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Aggressive Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Large Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Large Cap Core Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Large Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Small-Mid Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Small-Mid Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP International Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Technology
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA/Premier VIP Health Care
--------------------------------------------------------- --------------------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------------------

2004/403(b)                            16                Cat. No. 134589 (11/04)